                                                                     EXHIBIT T3F

                              CROSS-REFERENCE TABLE
                        12 1/4% Unsecured Notes Due 2003



TRUST INDENTURE                                                                             INDENTURE
ACT SECTION                                                                                 SECTION

310    (a)(1).............................................................................  7.11
       (a)(2).............................................................................  7.11
       (a)(3).............................................................................  N.A.
       (a)(4).............................................................................  N.A.
       (a)(5).............................................................................  7.11
       (b)................................................................................  N.A.
       (c)................................................................................  N.A.
311    (a)................................................................................  7.12
       (b)................................................................................  7.12
       (c)................................................................................  N.A.
312    (a)................................................................................  2.06
       (b)................................................................................  11.03
       (c)................................................................................  11.03
313    (a)................................................................................  7.07
       (b)(1).............................................................................  7.07
       (b)(2).............................................................................  7.07
       (c)................................................................................  7.07; 11.02
       (d)................................................................................  7.07
314    (a)................................................................................  4.06; 4.17; 11.05
       (b)................................................................................  N.A.
       (c)(1).............................................................................  11.04(a)
       (c)(2).............................................................................  11.04(b)
       (c)(3).............................................................................  8.01(b); 8.02(d)
       (d)................................................................................  N.A.
       (e)................................................................................  11.05
       (f)................................................................................  N.A.
315    (a)................................................................................  7.02
       (b)................................................................................  7.05
       (c)................................................................................  7.01(a)
       (d)................................................................................  7.01(c)
       (e)................................................................................  6.11
316    (a)(last sentence).................................................................  6.07
       (a)(1)(A)..........................................................................  6.05
       (a)(1)(B)..........................................................................  6.04
       (a)(2).............................................................................  N.A.
       (b)................................................................................  6.07
       (c)................................................................................  9.04
317    (a)(1).............................................................................  6.08
       (a)(2).............................................................................  6.09
       (b)................................................................................  2.05
318    (a)................................................................................  11.01
       (b)................................................................................  N.A.
       (c)................................................................................  11.01

N.A. means not applicable.